UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : May 30, 2009

RICHARDSON ELECTRONICS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-12906	36-2096643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois	60147-0393
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 208-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bart Petrini retired from his position as Executive Vice President and General Manager of the Electron Device Group of Richardson Electronics, Ltd. (the “Company”) as of the end of the Company’s fiscal year on May 30, 2009. Upon Mr. Petrini’s retirement, Edward J. Richardson, the Company’s Chairman, Chief Executive Officer and President, assumed management of the Electron Device Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHARDSON ELECTRONICS, LTD.

Date: June 1, 2009	By:	/s/ Kyle C. Badger
	Name:	Kyle C. Badger
	Title:	Executive Vice President, General Counsel And Secretary